UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2005 (June 2, 2005)


                            ELVA INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Florida                       000-29201                65-0790761
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                      Identification No.)


 222 Lakeview Ave., PMB 160-415
 West Palm Beach, Florida                                      33401
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (925) 831-0504


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



-----------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Principal Officers: Election of Directors:
            Appointment of Principal Officers

     On June 2, 2005, Eric Danon, President, Chief Executive Officer and Director resigned, effective immediately. Mr. Danon had no disagreements with either the Board of Directors nor other members of the Company's management.

     On June 2, 2005, Zenyk Horbowi, was appointed President, Chief Executive Officer and Director, effective immediately. Mr. Horbowi's work experience is detailed below.

Zenyk Horbowy, age 66
     BS EE & M/S from Paris University. He spent last 30 years in the Semi-conductor Industry, coming from the French National Research Laboratory C.N.R.S.where he spent 4 years. After 4 years as Technical Director then G.M.of a small Electronics Company S.A.E.I,he joined Texas Instruments Europe, working during 6 years as European Product Mgr for Optoelectronics & Modules. He joined the Thomson CSF Components Group for 10 years to handle several Managerial positions as Sales & Marketing Director and then General Mgr of Telecoms & ASICs Divisions opening the USA,Hong Kong,Singapore and Tokyo Design Centers. After, during 6 years he worked for Alcatel Microelectronics as VP of all Business Units in Belgium,opening the first design Center and starting the transfer of Technlogies in Shangai,China, Now Shangai Bell,then for 2 years VP of Sales & Marketing for the North of America & ASIA located in San Jose California. He joined Semtech Inc. in 1998 as VP of the European Operations for EMEA ( Europe,Middle East & Africa) with offices in Southampton UK,Munich in Germany,Les Ulisses in France and Copenhagen in Danmark. Also 2 Design Centers in Southampton UK and Glasgow UK.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     None


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ELVA INTERNATIONAL, INC.


August 10, 2005                           By:  /s/ Serge Parenti
                                          ----------------------
                                          Title: VP and Director